Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2019

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per data, share count in thousands)	June 30,	March 31,	June 30,	Percent Changes vs.
	2019	2019	2018	1Q19	2Q18
Net interest income (2)	$819	$829	$791	(1)%	4%
FTE adjustment	(7)	(7)	(7)	—	—
Net interest income	812	822	784	(1)	4
Provision for credit losses	59	67	56	(12)	5
Noninterest income	374	319	336	17	11
Noninterest expense	700	653	652	7	7
Income before income taxes	427	421	412	1	4
Provision for income taxes	63	63	57	—	11
Net income	364	358	355	2	3
Dividends on preferred shares	18	19	21	(5)	(14)
Net income applicable to common shares	$346	$339	$334	2%	4%

Net income per common share - diluted	$0.33	$0.32	$0.30	3%	10%
Cash dividends declared per common share	0.14	0.14	0.11	—	27
Tangible book value per common share at end of period	7.97	7.67	7.27	4	10
Number of common shares repurchased	11,344	1,833	—	519	100
Average common shares - basic	1,044,802	1,046,995	1,103,337	—	(5)
Average common shares - diluted	1,060,280	1,065,638	1,122,612	(1)	(6)
Ending common shares outstanding	1,037,841	1,046,440	1,104,227	(1)	(6)
Return on average assets	1.36%	1.35%	1.36%
Return on average common shareholders’ equity	13.5	13.8	13.2
Return on average tangible common shareholders’ equity (1)	17.7	18.3	17.6
Net interest margin (2)	3.31	3.39	3.29
Efficiency ratio (3)	57.6	55.8	56.6
Effective tax rate	14.6	15.0	13.8
Average total assets	$107,479	$107,511	$104,821	—	3
Average earning assets	99,188	99,212	96,363	—	3
Average loans and leases	74,932	74,775	71,887	—	4
Average loans and leases - linked quarter annualized growth rate	0.8%	5.2%	8.0%
Average total deposits	$81,718	$82,772	$79,290	(1)	3
Average core deposits (4)	78,723	79,033	75,386	—	4
Average core deposits - linked quarter annualized growth rate	(1.6)%	(0.2)%	10.9%
Average shareholders’ equity	11,475	11,156	11,333	3	1
Average common total shareholders' equity	10,272	9,953	10,130	3	1
Average tangible common shareholders' equity	8,075	7,746	7,880	4	2
Total assets at end of period	108,247	108,203	105,358	—	3
Total shareholders’ equity at end of period	11,668	11,432	11,472	2	2

NCOs as a % of average loans and leases	0.25%	0.38%	0.16%
NAL ratio	0.57	0.56	0.52
NPA ratio (5)	0.61	0.61	0.57
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.03	1.02	1.02
Common equity tier 1 risk-based capital ratio (6)	9.88	9.84	10.53
Tangible common equity / tangible asset ratio (7)	7.80	7.57	7.78
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per data, share count in thousands)	2019	2018	Amount	Percent
Net interest income (2)	$1,648	$1,568	$80	5%
FTE adjustment	(14)	(14)	—	—
Net interest income	1,634	1,554	80	5
Provision for credit losses	126	122	4	3
Noninterest income	693	650	43	7
Noninterest expense	1,353	1,285	68	5
Income before income taxes	848	797	51	6
Provision for income taxes	126	116	10	9
Net Income	722	681	41	6
Dividends on preferred shares	37	33	4	12
Net income applicable to common shares	$685	$648	$37	6%

Net income per common share - diluted	$0.64	$0.58	$0.06	10%
Cash dividends declared per common share	0.28	0.22	0.06	27

Average common shares - basic	1,045,899	1,093,587	(47,688)	(4)
Average common shares - diluted	1,062,959	1,123,646	(60,687)	(5)

Return on average assets	1.35%	1.32%
Return on average common shareholders’ equity	13.7	13.1
Return on average tangible common shareholders’ equity (1)	18.0	17.5
Net interest margin (2)	3.35	3.30
Efficiency ratio (3)	56.7	56.7
Effective tax rate	14.8	14.6

Average total assets	$107,495	$104,337	$3,158	3
Average earning assets	99,200	95,890	3,310	3
Average loans and leases	74,853	71,190	3,663	5
Average total deposits	82,242	78,125	4,117	5
Average core deposits (4)	78,877	74,395	4,482	6
Average shareholders’ equity	11,317	11,095	222	2
Average common total shareholders' equity	10,113	9,963	150	2
Average tangible common shareholders' equity	7,912	7,708	204	3

NCOs as a % of average loans and leases	0.32%	0.19%
NAL ratio	0.57	0.52
NPA ratio (5)	0.61	0.57
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

(3)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(4)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(5)	NPAs include other real estate owned.

(6)	June 30, 2019, figures are estimated.

(7)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions)	2019	2018	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$870	$1,108	(21)%
Interest-bearing deposits in Federal Reserve Bank	728	1,564	(53)
Interest-bearing deposits in banks	149	53	181
Trading account securities	176	105	68
Available-for-sale securities	13,695	13,780	(1)
Held-to-maturity securities	8,704	8,565	2
Other securities	440	565	(22)
Loans held for sale	778	804	(3)
Loans and leases (1)	75,033	74,900	—
Allowance for loan and lease losses	(774)	(772)	—
Net loans and leases	74,259	74,128	—
Bank owned life insurance	2,528	2,507	1
Premises and equipment	774	790	(2)
Goodwill	1,990	1,989	—
Service rights and other intangible assets	481	535	(10)
Other assets	2,675	2,288	17
Total assets	$108,247	$108,781	—%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$80,882	$84,774	(5)%
Short-term borrowings	4,161	2,017	106
Long-term debt	8,973	8,625	4
Other liabilities	2,563	2,263	13
Total liabilities	96,579	97,679	(1)

Shareholders' equity
Preferred stock	1,203	1,203	—
Common stock	10	11	(9)
Capital surplus	9,030	9,181	(2)
Less treasury shares, at cost	(52)	(45)	(16)
Accumulated other comprehensive loss	(273)	(609)	55
Retained earnings (deficit)	1,750	1,361	29
Total shareholders’ equity	11,668	11,102	5
Total liabilities and shareholders’ equity	$108,247	$108,781	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,037,841,268	1,046,767,252
Treasury shares outstanding	4,299,339	3,817,385
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	740,500	740,500

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2019		2019		2018		2018		2018
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$30,608	41%	$30,972	41%	$30,605	41%	$29,196	40%	$28,850	40%
Commercial real estate:
Construction	1,146	1	1,152	2	1,185	2	1,111	2	1,083	1
Commercial	5,742	8	5,643	8	5,657	8	5,962	8	6,118	8
Commercial real estate	6,888	9	6,795	10	6,842	10	7,073	10	7,201	9
Total commercial	37,496	50	37,767	51	37,447	51	36,269	50	36,051	49
Consumer:
Automobile	12,173	16	12,272	16	12,429	16	12,375	17	12,390	17
Home equity	9,419	12	9,551	13	9,722	13	9,850	13	9,907	14
Residential mortgage	11,182	15	10,885	14	10,728	14	10,459	14	10,006	14
RV and marine	3,492	5	3,344	4	3,254	4	3,152	4	2,846	4
Other consumer	1,271	2	1,260	2	1,320	2	1,265	2	1,206	2
Total consumer	37,537	50	37,312	49	37,453	49	37,101	50	36,355	51
Total loans and leases	$75,033	100%	$75,079	100%	$74,900	100%	$73,370	100%	$72,406	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2019		2019		2018		2018		2018
Ending Balances by Business Segment:
Consumer and Business Banking	$22,128	30%	$22,175	29%	$22,333	30%	$22,271	30%	$21,888	30%
Commercial Banking	27,311	36	27,554	37	27,191	36	26,465	36	26,373	36
Vehicle Finance	19,417	26	19,332	26	19,434	26	18,880	26	18,569	26
RBHPCG	6,179	8	5,954	8	5,886	8	5,734	8	5,527	8
Treasury / Other	(2)	—	64	—	56	—	20	—	49	—
Total loans and leases	$75,033	100%	$75,079	100%	$74,900	100%	$73,370	100%	$72,406	100%

Average Balances by Business Segment:
Consumer and Business Banking	$22,139	30%	$22,241	30%	$22,321	30%	$22,049	30%	$21,653	31%
Commercial Banking	27,350	36	27,174	36	26,405	36	26,322	36	26,505	37
Vehicle Finance	19,298	26	19,340	26	19,177	26	18,640	26	18,280	25
RBHPCG	6,054	8	5,920	8	5,793	8	5,641	8	5,355	7
Treasury / Other	91	—	100	—	126	—	99	—	94	—
Total loans and leases	$74,932	100%	$74,775	100%	$73,822	100%	$72,751	100%	$71,887	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2019		2019		2018		2018		2018
Ending Balances by Type:
Demand deposits - noninterest-bearing	$19,383	24%	$20,036	24%	$21,783	26%	$19,863	24%	$20,353	26%
Demand deposits - interest-bearing	19,085	24	19,906	24	20,042	24	19,615	24	19,026	24
Money market deposits	23,952	30	22,931	28	22,721	27	21,411	26	20,990	26
Savings and other domestic deposits	9,803	12	10,277	13	10,451	12	11,604	14	10,987	14
Core certificates of deposit (1)	5,703	7	6,007	7	5,924	7	5,358	7	4,402	6
Total core deposits	77,926	97	79,157	96	80,921	96	77,851	95	75,758	96
Other domestic deposits of $250,000 or more	316	—	313	1	337	—	318	1	265	—
Brokered deposits and negotiable CDs	2,640	3	2,685	3	3,516	4	3,520	4	3,564	4
Total deposits	$80,882	100%	$82,155	100%	$84,774	100%	$81,689	100%	$79,587	100%
Total core deposits:
Commercial	$33,371	43%	$33,546	42%	$37,268	46%	$35,455	46%	$34,094	45%
Consumer	44,555	57	45,611	58	43,653	54	42,396	54	41,664	55
Total core deposits	$77,926	100%	$79,157	100%	$80,921	100%	$77,851	100%	$75,758	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$51,577	64%	$52,354	64%	$50,300	59%	$49,434	61%	$48,186	60%
Commercial Banking	20,049	25	20,543	25	23,185	28	22,288	27	21,142	27
Vehicle Finance	339	—	327	—	346	—	348	—	340	—
RBHPCG	5,863	7	5,959	7	6,809	8	5,783	7	5,985	8
Treasury / Other (2)	3,054	4	2,972	4	4,134	5	3,836	5	3,934	5
Total deposits	$80,882	100%	$82,155	100%	$84,774	100%	$81,689	100%	$79,587	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2019		2019		2018		2018		2018
Average Balances by Business Segment:
Consumer and Business Banking	$51,935	64%	$50,961	62%	$50,037	61%	$48,659	60%	$47,242	60%
Commercial Banking	20,361	25	21,739	26	22,673	27	22,823	28	21,671	27
Vehicle Finance	322	—	305	—	335	—	337	—	328	—
RBHPCG	5,918	7	5,942	7	5,936	7	5,694	7	5,947	8
Treasury / Other (2)	3,182	4	3,825	5	3,950	5	3,985	5	4,102	5
Total deposits	$81,718	100%	$82,772	100%	$82,931	100%	$81,498	100%	$79,290	100%

(1)	Includes consumer certificates of deposit of $250,000 or more.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2019	2019	2018	2018	2018	1Q19	2Q18
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$518	$501	$483	$—	$—	3%	100%
Interest-bearing deposits in banks	135	109	97	83	84	24	61
Securities:
Trading account securities	161	138	131	82	82	17	96
Available-for-sale securities:
Taxable	10,501	10,752	10,351	10,469	10,832	(2)	(3)
Tax-exempt	2,970	3,048	3,176	3,496	3,554	(3)	(16)
Total available-for-sale securities	13,471	13,800	13,527	13,965	14,386	(2)	(6)
Held-to-maturity securities - taxable	8,771	8,653	8,433	8,560	8,706	1	1
Other securities	466	536	565	567	599	(13)	(22)
Total securities	22,869	23,127	22,656	23,174	23,773	(1)	(4)
Loans held for sale	734	700	694	745	619	5	19
Loans and leases: (3)
Commercial:
Commercial and industrial	30,644	30,546	29,557	28,870	28,863	—	6
Commercial real estate:
Construction	1,168	1,174	1,138	1,132	1,126	(1)	4
Commercial	5,732	5,686	5,806	6,019	6,233	1	(8)
Commercial real estate	6,900	6,860	6,944	7,151	7,359	1	(6)
Total commercial	37,544	37,406	36,501	36,021	36,222	—	4
Consumer:
Automobile	12,219	12,361	12,423	12,368	12,271	(1)	—
Home equity	9,482	9,641	9,817	9,873	9,941	(2)	(5)
Residential mortgage	11,010	10,787	10,574	10,236	9,624	2	14
RV and marine	3,413	3,296	3,216	3,016	2,667	4	28
Other consumer	1,264	1,284	1,291	1,237	1,162	(2)	9
Total consumer	37,388	37,369	37,321	36,730	35,665	—	5
Total loans and leases	74,932	74,775	73,822	72,751	71,887	—	4
Allowance for loan and lease losses	(778)	(780)	(777)	(759)	(742)	—	(5)
Net loans and leases	74,154	73,995	73,045	71,992	71,145	—	4
Total earning assets	99,188	99,212	97,752	96,753	96,363	—	3
Cash and due from banks	835	853	909	1,330	1,283	(2)	(35)
Intangible assets	2,252	2,265	2,288	2,305	2,318	(1)	(3)
All other assets	5,982	5,961	5,705	5,726	5,599	—	7
Total assets	$107,479	$107,511	$105,877	$105,355	$104,821	—%	3%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$19,693	$19,770	$19,860	$19,553	$19,121	—%	3%
Money market deposits	23,305	22,935	22,595	21,547	20,943	2	11
Savings and other domestic deposits	10,105	10,338	10,534	11,434	11,146	(2)	(9)
Core certificates of deposit (4)	5,860	6,052	5,705	4,916	3,794	(3)	54
Other domestic deposits of $250,000 or more	310	335	346	285	243	(7)	28
Brokered deposits and negotiable CDs	2,685	3,404	3,507	3,533	3,661	(21)	(27)
Total interest-bearing deposits	61,958	62,834	62,547	61,268	58,908	(1)	5
Short-term borrowings	3,166	2,320	1,006	1,732	3,082	36	3
Long-term debt	8,914	8,979	8,871	8,915	9,225	(1)	(3)
Total interest-bearing liabilities	74,038	74,133	72,424	71,915	71,215	—	4
Demand deposits - noninterest-bearing	19,760	19,938	20,384	20,230	20,382	(1)	(3)
All other liabilities	2,206	2,284	2,180	2,054	1,891	(3)	17
Shareholders’ equity	11,475	11,156	10,889	11,156	11,333	3	1
Total liabilities and shareholders’ equity	$107,479	$107,511	$105,877	$105,355	$104,821	—%	3%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$3	$3	$3	$—	$—
Interest-bearing deposits in banks	—	1	1	—	1
Securities:
Trading account securities	1	1	1	—	—
Available-for-sale securities:
Taxable	72	76	70	69	71
Tax-exempt	27	28	33	30	30
Total available-for-sale securities	99	104	103	99	101
Held-to-maturity securities - taxable	56	54	52	52	53
Other securities	4	6	5	7	7
Total securities	160	165	161	158	161
Loans held for sale	7	7	7	8	6
Loans and leases:
Commercial:
Commercial and industrial	373	375	363	342	329
Commercial real estate:
Construction	17	16	16	15	15
Commercial	71	71	74	72	72
Commercial real estate	88	87	90	87	87
Total commercial	461	462	453	429	416
Consumer:
Automobile	123	120	122	117	111
Home equity	131	133	135	130	126
Residential mortgage	106	104	101	97	89
RV and marine	42	40	41	39	34
Other consumer	42	42	40	37	35
Total consumer	444	439	439	420	395
Total loans and leases	905	901	892	849	811
Total earning assets	$1,075	$1,077	$1,064	$1,015	$979

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$28	$27	$25	$22	$18
Money market deposits	67	59	52	42	31
Savings and other domestic deposits	6	6	5	7	6
Core certificates of deposit (4)	32	31	29	23	14
Other domestic deposits of $250,000 or more	1	2	1	1	1
Brokered deposits and negotiable CDs	16	20	20	17	17
Total interest-bearing deposits	150	145	132	112	87
Short-term borrowings	19	14	6	9	14
Long-term debt	87	89	85	84	87
Total interest bearing liabilities	256	248	223	205	188
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest income	$819	$829	$841	$810	$791

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates (2)
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2019	2019	2018	2018	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.38%	2.40%	2.33%	—%	—%
Interest-bearing deposits in banks	2.08	1.75	1.97	1.95	1.95
Securities:
Trading account securities	1.92	2.03	1.94	0.26	0.23
Available-for-sale securities:
Taxable	2.73	2.82	2.71	2.61	2.63
Tax-exempt	3.66	3.69	4.12	3.53	3.35
Total available-for-sale securities	2.94	3.01	3.04	2.84	2.81
Held-to-maturity securities - taxable	2.54	2.52	2.45	2.43	2.42
Other securities	3.44	4.51	4.24	4.58	4.58
Total securities	2.79	2.86	2.84	2.73	2.71
Loans held for sale	4.00	4.07	4.04	4.45	4.17
Loans and leases: (4)
Commercial:
Commercial and industrial	4.82	4.91	4.81	4.64	4.52
Commercial real estate:
Construction	5.59	5.58	5.47	5.31	5.26
Commercial	4.88	5.00	4.99	4.63	4.58
Commercial real estate	5.00	5.10	5.07	4.74	4.68
Total commercial	4.85	4.94	4.86	4.66	4.55
Consumer:
Automobile	4.02	3.95	3.88	3.75	3.63
Home equity	5.56	5.61	5.45	5.21	5.09
Residential mortgage	3.84	3.86	3.82	3.78	3.69
RV and marine	4.94	4.96	5.10	5.06	5.11
Other consumer	13.29	13.07	12.35	12.16	11.90
Total consumer	4.76	4.75	4.67	4.54	4.43
Total loans and leases	4.80	4.85	4.76	4.60	4.49
Total earning assets	4.35	4.40	4.32	4.16	4.07
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.58	0.56	0.48	0.45	0.38
Money market deposits	1.15	1.04	0.91	0.77	0.60
Savings and other domestic deposits	0.23	0.23	0.23	0.24	0.21
Core certificates of deposit (5)	2.15	2.11	2.00	1.82	1.56
Other domestic deposits of $250,000 or more	1.92	1.82	1.67	1.40	1.01
Brokered deposits and negotiable CDs	2.39	2.38	2.22	1.98	1.81
Total interest-bearing deposits	0.97	0.94	0.84	0.73	0.59
Short-term borrowings	2.41	2.41	2.49	1.98	1.82
Long-term debt	3.91	3.98	3.82	3.78	3.75
Total interest-bearing liabilities	1.39	1.35	1.23	1.13	1.05
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest rate spread	2.96	3.05	3.09	3.03	3.02
Impact of noninterest-bearing funds on margin	0.35	0.34	0.32	0.29	0.27
Net interest margin	3.31%	3.39%	3.41%	3.32%	3.29%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2019	2019	2018	2018	2018
Fully-taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Commercial loans (3)(4)	4.88%	4.95%	4.86%	4.66%	4.55%
Impact of commercial loan derivatives	(0.03)	(0.01)	—	—	—
Total commercial - as reported	4.85%	4.94%	4.86%	4.66%	4.55%

Average 1 Month LIBOR	2.44%	2.50%	2.35%	2.11%	1.97%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes nonaccrual loans.

(5)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per data, share count in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Interest income	$1,068	$1,070	$1,056	$1,007	$972
Interest expense	256	248	223	205	188
Net interest income	812	822	833	802	784
Provision for credit losses	59	67	60	53	56
Net interest income after provision for credit losses	753	755	773	749	728
Service charges on deposit accounts	92	87	94	93	91
Card and payment processing income	63	56	58	57	56
Trust and investment management services	43	44	42	43	42
Mortgage banking income	34	21	23	31	28
Capital markets fees	34	22	34	26	26
Insurance income	23	21	21	19	21
Bank owned life insurance income	15	16	16	19	17
Gain on sale of loans and leases	13	13	16	16	15
Securities gains (losses)	(2)	—	(19)	(2)	—
Other income	59	39	44	40	40
Total noninterest income	374	319	329	342	336
Personnel costs	428	394	399	388	396
Outside data processing and other services	89	81	83	69	69
Net occupancy	38	42	70	38	35
Equipment	40	40	48	38	38
Deposit and other insurance expense	8	8	9	18	18
Professional services	12	12	17	17	15
Marketing	11	7	15	12	18
Amortization of intangibles	12	13	13	13	13
Other expense	62	56	57	58	50
Total noninterest expense	700	653	711	651	652
Income before income taxes	427	421	391	440	412
Provision for income taxes	63	63	57	62	57
Net income	364	358	334	378	355
Dividends on preferred shares	18	19	19	18	21
Net income applicable to common shares	$346	$339	$315	$360	$334

Average common shares - basic	1,044,802	1,046,995	1,054,460	1,084,536	1,103,337
Average common shares - diluted	1,060,280	1,065,638	1,073,055	1,103,740	1,122,612

Per common share
Net income - basic	$0.33	$0.32	$0.30	$0.33	$0.30
Net income - diluted	0.33	0.32	0.29	0.33	0.30
Cash dividends declared	0.14	0.14	0.14	0.14	0.11

Revenue - fully-taxable equivalent (FTE)
Net interest income	$812	$822	$833	$802	$784
FTE adjustment	7	7	8	8	7
Net interest income (1)	819	829	841	810	791
Noninterest income	374	319	329	342	336
Total revenue (1)	$1,193	$1,148	$1,170	$1,152	$1,127

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2019	2019	2018	2018	2018	1Q19	2Q18
Net origination and secondary marketing income	$30	$17	$16	$24	$21	76%	43%
Net mortgage servicing income
Loan servicing income	15	14	14	14	14	7	7
Amortization of capitalized servicing	(10)	(9)	(8)	(9)	(8)	(11)	(25)
Operating income	5	5	6	5	6	—	(17)
MSR valuation adjustment (1)	(19)	(10)	—	—	—	(90)	(100)
Gains (losses) due to MSR hedging	17	7	(1)	—	—	143	100
Net MSR risk management	(2)	(3)	(1)	—	—	33	(100)
Total net mortgage servicing income	$3	$2	$5	$5	$6	50%	(50)%
All other	1	2	2	2	1	(50)	—
Mortgage banking income	$34	$21	$23	$31	$28	62%	21%

Mortgage origination volume	$1,922	$1,235	$1,538	$1,818	$2,127	56%	(10)%
Mortgage origination volume for sale	1,181	756	948	1,112	1,131	56	4

Third party mortgage loans serviced (2)	21,486	21,346	21,068	20,617	20,416	1	5
Mortgage servicing rights (2)	192	212	221	219	215	(9)	(11)
MSR % of investor servicing portfolio (2)	0.90%	0.99%	1.05%	1.06%	1.05%	(9)%	(14)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Allowance for loan and lease losses, beginning of period	$764	$772	$761	$741	$721
Loan and lease losses	(70)	(97)	(84)	(58)	(53)
Recoveries of loans previously charged off	22	26	34	29	25
Net loan and lease losses	(48)	(71)	(50)	(29)	(28)
Provision for loan and lease losses	58	63	61	49	48
Allowance for loan and lease losses, end of period	774	764	772	761	741
Allowance for unfunded loan commitments and letters of credit, beginning of period	100	96	97	93	85
Provision for (reduction in) unfunded loan commitments and letters of credit losses	1	4	(1)	4	8
Allowance for unfunded loan commitments and letters of credit, end of period	101	100	96	97	93
Total allowance for credit losses, end of period	$875	$864	$868	$858	$834
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.03%	1.02%	1.03%	1.04%	1.02%
Nonaccrual loans and leases (NALs)	182	183	228	206	197
Nonperforming assets (NPAs)	168	166	200	189	180

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$21	$31	$13	$(1)	$3
Commercial real estate:
Construction	(1)	—	—	—	—
Commercial	(2)	2	—	(3)	(1)
Commercial real estate	(3)	2	—	(3)	(1)
Total commercial	18	33	13	(4)	2
Consumer:
Automobile	5	10	9	8	7
Home equity	2	3	2	1	—
Residential mortgage	1	3	2	2	1
RV and marine	2	3	2	2	2
Other consumer	20	19	22	20	16
Total consumer	30	38	37	33	26
Total net charge-offs	$48	$71	$50	$29	$28

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.27%	0.41%	0.17%	(0.01)%	0.04%
Commercial real estate:
Construction	(0.08)	(0.11)	(0.09)	(0.01)	(0.22)
Commercial	(0.12)	0.12	—	(0.18)	(0.06)
Commercial real estate	(0.12)	0.08	(0.01)	(0.15)	(0.08)
Total commercial	0.20	0.35	0.14	(0.04)	0.02
Consumer:
Automobile	0.17	0.32	0.30	0.26	0.22
Home equity	0.07	0.12	0.05	0.06	0.01
Residential mortgage	0.05	0.10	0.10	0.07	0.04
RV and marine	0.25	0.39	0.31	0.25	0.34
Other consumer	6.02	6.29	6.66	6.32	5.60
Total consumer	0.31	0.41	0.40	0.36	0.30
Net charge-offs as a % of average loans	0.25%	0.38%	0.27%	0.16%	0.16%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Nonaccrual loans and leases (NALs):
Commercial and industrial	$281	$271	$188	$211	$207
Commercial real estate	17	9	15	19	25
Automobile	4	4	5	5	4
Residential mortgage	62	68	69	67	73
RV and marine	1	1	1	1	1
Home equity	60	64	62	67	68
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	425	417	340	370	378
Other real estate, net:
Residential	10	14	19	22	23
Commercial	4	4	4	5	5
Total other real estate, net	14	18	23	27	28
Other NPAs (1)	21	26	24	6	6
Total nonperforming assets	$460	$461	$387	$403	$412

Nonaccrual loans and leases as a % of total loans and leases	0.57%	0.56%	0.45%	0.50%	0.52%
NPA ratio (2)	0.61	0.61	0.52	0.55	0.57
(NPA+90days)/(Loan+OREO) (3)	0.82	0.81	0.74	0.76	0.75

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Nonperforming assets, beginning of period	$461	$387	$403	$412	$420
New nonperforming assets	117	218	109	114	96
Returns to accruing status	(16)	(33)	(21)	(24)	(25)
Loan and lease losses	(34)	(46)	(32)	(29)	(21)
Payments	(54)	(33)	(66)	(62)	(53)
Sales	(14)	(32)	(6)	(8)	(5)
Nonperforming assets, end of period	$460	$461	$387	$403	$412

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$5	$3	$7	$9	$9
Commercial real estate	—	—	—	—	—
Automobile	7	6	8	7	6
Residential mortgage (excluding loans guaranteed by the U.S. Government)	27	25	32	28	18
RV and marine	1	2	1	1	1
Home equity	15	15	17	15	16
Other consumer	5	5	6	6	4
Total, excl. loans guaranteed by the U.S. Government	60	56	71	66	54
Add: loans guaranteed by U.S. Government	92	91	99	88	78
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$152	$147	$170	$154	$132

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.07%	0.09%	0.09%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.12	0.13	0.12	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20	0.20	0.23	0.21	0.18

Accruing troubled debt restructured loans:
Commercial and industrial	$245	$270	$269	$308	$314
Commercial real estate	48	60	54	60	65
Automobile	37	37	35	34	32
Home equity	241	247	252	257	258
Residential mortgage	221	219	218	219	221
RV and marine	2	2	2	2	1
Other consumer	10	9	9	10	9
Total accruing troubled debt restructured loans	$804	$844	$839	$890	$900

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$88	$86	$97	$100	$87
Commercial real estate	6	6	6	8	14
Automobile	3	3	3	3	3
Home equity	26	28	28	28	28
Residential mortgage	43	43	44	46	46
RV and marine	1	1	—	1	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$167	$167	$178	$186	$179

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$11,668	$11,432	$11,102	$10,934	$11,472
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	273	455	609	790	729
Goodwill and other intangibles, net of related taxes	(2,174)	(2,187)	(2,200)	(2,226)	(2,229)
Deferred tax assets that arise from tax loss and credit carryforwards	(30)	(31)	(33)	(28)	(28)
Common equity tier 1 capital	8,530	8,462	8,271	8,263	8,737
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,207	1,207
Other	—	1	—	—	—
Tier 1 capital	9,737	9,670	9,478	9,470	9,944
Long-term debt and other tier 2 qualifying instruments	727	736	776	839	809
Qualifying allowance for loan and lease losses	875	864	868	858	834
Tier 2 capital	1,602	1,600	1,644	1,697	1,643
Total risk-based capital	$11,339	$11,270	$11,122	$11,167	$11,587
Risk-weighted assets (RWA)(1)	$86,332	$85,966	$85,687	$83,580	$82,951
Common equity tier 1 risk-based capital ratio (1)	9.88%	9.84%	9.65%	9.89%	10.53%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.24	9.16	9.10	9.14	9.65
Tier 1 risk-based capital ratio (1)	11.28	11.25	11.06	11.33	11.99
Total risk-based capital ratio (1)	13.13	13.11	12.98	13.36	13.97
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.58	9.34	8.97	8.97	9.67

(1)	June 30, 2019, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Dividends, per share
Cash dividends declared per common share	$0.14	$0.14	$0.14	$0.14	$0.11
Common shares outstanding (000)
Average - basic	1,044,802	1,046,995	1,054,460	1,084,536	1,103,337
Average - diluted	1,060,280	1,065,638	1,073,055	1,103,740	1,122,612
Ending	1,037,841	1,046,440	1,046,767	1,061,529	1,104,227
Tangible book value per common share (1)	$7.97	$7.67	$7.34	$7.06	$7.27
Common share repurchases (000)
Number of shares repurchased	11,344	1,833	14,967	43,670	—
Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2019	2019	2018	2018	2018
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,668	$11,432	$11,102	$10,934	$11,472
Less: goodwill	(1,990)	(1,990)	(1,989)	(1,993)	(1,993)
Less: other intangible assets	(257)	(269)	(281)	(306)	(319)
Add: related deferred tax liability (1)	54	56	59	64	67
Total tangible equity	9,475	9,229	8,891	8,699	9,227
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,272	$8,026	$7,688	$7,496	$8,024
Total assets	$108,247	$108,203	$108,781	$105,652	$105,358
Less: goodwill	(1,990)	(1,990)	(1,989)	(1,993)	(1,993)
Less: other intangible assets	(257)	(269)	(281)	(306)	(319)
Add: related deferred tax liability (1)	54	56	59	64	67
Total tangible assets	$106,054	$106,000	$106,570	$103,417	$103,113
Tangible equity / tangible asset ratio	8.93%	8.71%	8.34%	8.41%	8.95%
Tangible common equity / tangible asset ratio	7.80	7.57	7.21	7.25	7.78
Other data:
Number of employees (Average full-time equivalent)	15,780	15,738	15,657	15,772	15,732
Number of domestic full-service branches (2)	868	898	954	970	968
ATM Count	1,687	1,727	1,774	1,860	1,831

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2019	2018	Amount	Percent
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$510	$—	$510	100%
Interest-bearing deposits in banks	122	87	35	40
Securities:
Trading account securities	149	84	65	77
Available-for-sale securities:
Taxable	10,626	10,994	(368)	(3)
Tax-exempt	3,008	3,593	(585)	(16)
Total available-for-sale securities	13,634	14,587	(953)	(7)
Held-to-maturity securities - taxable	8,713	8,791	(78)	(1)
Other securities	501	602	(101)	(17)
Total securities	22,997	24,064	(1,067)	(4)
Loans held for sale	717	549	168	31
Loans and leases: (3)
Commercial:
Commercial and industrial	30,595	28,555	2,040	7
Commercial real estate:
Construction	1,171	1,157	14	1
Commercial	5,710	6,188	(478)	(8)
Commercial real estate	6,881	7,345	(464)	(6)
Total commercial	37,476	35,900	1,576	4
Consumer:
Automobile	12,290	12,186	104	1
Home equity	9,561	9,986	(425)	(4)
Residential mortgage	10,899	9,401	1,498	16
RV and marine	3,355	2,574	781	30
Other consumer	1,273	1,143	130	11
Total consumer	37,378	35,290	2,088	6
Total loans and leases	74,854	71,190	3,664	5
Allowance for loan and lease losses	(779)	(726)	(53)	(7)
Net loans and leases	74,075	70,464	3,611	5
Total earning assets	99,200	95,890	3,310	3
Cash and due from banks	844	1,250	(406)	(32)
Intangible assets	2,258	2,325	(67)	(3)
All other assets	5,972	5,598	374	7
Total assets	$107,495	$104,337	3,158	3%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$19,746	$18,877	$869	5%
Money market deposits	23,121	20,811	2,310	11
Savings and other domestic deposits	10,222	11,182	(960)	(9)
Core certificates of deposit (4)	5,955	3,048	2,907	95
Other domestic deposits of $250,000 or more	323	245	78	32
Brokered deposits and negotiable CDs	3,042	3,485	(443)	(13)
Total interest-bearing deposits	62,409	57,648	4,761	8
Short-term borrowings	2,745	4,149	(1,404)	(34)
Long-term debt	8,946	9,092	(146)	(2)
Total interest-bearing liabilities	74,100	70,889	3,211	5
Demand deposits - noninterest-bearing	19,833	20,477	(644)	(3)
All other liabilities	2,245	1,876	369	20
Shareholders’ equity	11,317	11,095	222	2
Total liabilities and shareholders’ equity	$107,495	$104,337	$3,158	3%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$6	$—
Interest-bearing deposits in banks	1	1
Securities:
Trading account securities	2	—
Available-for-sale securities:
Taxable	148	141
Tax-exempt	55	59
Total available-for-sale securities	203	200
Held-to-maturity securities - taxable	110	107
Other securities	10	13
Total securities	325	320
Loans held for sale	14	11
Loans and leases:
Commercial:
Commercial and industrial	748	632
Commercial real estate:
Construction	33	29
Commercial	142	137
Commercial real estate	175	166
Total commercial	923	798
Consumer:
Automobile	243	217
Home equity	264	247
Residential mortgage	210	173
RV and marine	82	65
Other consumer	84	68
Total consumer	883	770
Total loans and leases	1,806	1,568
Total earning assets	$2,152	$1,900
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$55	$31
Money market deposits	126	54
Savings and other domestic deposits	12	12
Core certificates of deposit (4)	63	20
Other domestic deposits of $250,000 or more	3	1
Brokered deposits and negotiable CDs	36	29
Total interest-bearing deposits	295	147
Short-term borrowings	33	33
Long-term debt	176	152
Total interest-bearing liabilities	504	332
Demand deposits - noninterest-bearing	—	—
Net interest income	$1,648	$1,568

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.39%	—%
Interest-bearing deposits in banks	1.93	1.96
Securities:
Trading account securities	1.97	0.19
Available-for-sale securities:
Taxable	2.78	2.57
Tax-exempt	3.68	3.26
Total available-for-sale securities	2.98	2.74
Held-to-maturity securities - taxable	2.53	2.44
Other securities	4.01	4.28
Total securities	2.82	2.67
Loans held for sale	4.04	4.02
Loans and leases: (4)
Commercial:
Commercial and industrial	4.87	4.40
Commercial real estate:
Construction	5.58	4.99
Commercial	4.94	4.41
Commercial real estate	5.05	4.50
Total commercial	4.90	4.42
Consumer:
Automobile	3.98	3.60
Home equity	5.57	4.99
Residential mortgage	3.85	3.68
RV and marine	4.95	5.11
Other consumer	13.27	11.80
Total consumer	4.75	4.39
Total loans and leases	4.83	4.41
Total earning assets	4.38%	4.00%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.57%	0.33%
Money market deposits	1.10	0.52
Savings and other domestic deposits	0.23	0.20
Core certificates of deposit (5)	2.13	1.35
Other domestic deposits of $250,000 or more	1.87	0.85
Brokered deposits and negotiable CDs	2.39	1.65
Total interest-bearing deposits	0.95	0.51
Short-term borrowings	2.41	1.60
Long-term debt	3.95	3.34
Total interest-bearing liabilities	1.37	0.94
Demand deposits - noninterest-bearing	—	—
Net interest rate spread	3.01	3.06
Impact of noninterest-bearing funds on margin	0.34	0.24
Net interest margin	3.35%	3.30%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2019	2018
Commercial loans (3)(4)	4.91%	4.42%
Impact of commercial loan derivatives	(0.01)	—
Total commercial - as reported	4.90%	4.42%

Average 1 Month LIBOR	2.47%	1.81%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes the impact of nonaccrual loans.

(5)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per data, share count in thousands)	2019	2018	Amount	Percent
Interest income	$2,138	$1,886	$252	13%
Interest expense	504	332	172	52
Net interest income	1,634	1,554	80	5
Provision for credit losses	126	122	4	3
Net interest income after provision for credit losses	1,508	1,432	76	5
Service charges on deposit accounts	179	177	2	1
Card and payment processing income	119	109	10	9
Trust and investment management services	87	86	1	1
Mortgage banking income	55	54	1	2
Capital market fees	56	47	9	19
Insurance income	44	42	2	5
Bank owned life insurance income	31	32	(1)	(3)
Gain on sale of loans and leases	26	23	3	13
Securities gains (losses)	(2)	—	(2)	(100)
Other income	98	80	18	23
Total noninterest income	693	650	43	7
Personnel costs	822	772	50	6
Outside data processing and other services	170	142	28	20
Net occupancy	80	76	4	5
Equipment	80	78	2	3
Deposit and other insurance expense	16	36	(20)	(56)
Professional services	24	26	(2)	(8)
Marketing	18	26	(8)	(31)
Amortization of intangibles	25	27	(2)	(7)
Other expense	118	102	16	16
Total noninterest expense	1,353	1,285	68	5
Income before income taxes	848	797	51	6
Provision for income taxes	126	116	10	9
Net income	722	681	41	6
Dividends on preferred shares	37	33	4	12
Net income applicable to common shares	$685	$648	$37	6%
Average common shares - basic	1,045,899	1,093,587	(48)	(4)
Average common shares - diluted	1,062,959	1,123,646	(61)	(5)
Per common share
Net income - basic	$0.66	$0.59	$0.07	12%
Net income - diluted	0.64	0.58	0.06	10
Cash dividends declared	0.28	0.22	0.06	27
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,634	$1,554	$80	5%
FTE adjustment (1)	14	14	—	—
Net interest income	1,648	1,568	80	5
Noninterest income	693	650	43	7
Total revenue (1)	$2,341	$2,218	$123	6%

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2019	2018	Amount	Percent
Net origination and secondary marketing income	$47	$39	8	21%
Net mortgage servicing income
Loan servicing income	29	28	1	4
Amortization of capitalized servicing	(19)	(16)	(3)	(19)
Operating income	10	12	(2)	(17)
MSR valuation adjustment (1)	(29)	7	(36)	(514)
Gains (losses) due to MSR hedging	24	(7)	31	443
Net MSR risk management	(5)	—	(5)	—
Total net mortgage servicing income	$5	$12	$(7)	(58)%
All other	3	3	—	—
Mortgage banking income	$55	$54	$1	2%

Mortgage origination volume	$3,157	$3,640	$(483)	(13)%
Mortgage origination volume for sale	1,937	2,001	(64)	(3)

Third party mortgage loans serviced (2)	21,486	20,416	1,070	5
Mortgage servicing rights (2)	192	215	(23)	(11)
MSR % of investor servicing portfolio	0.90%	1.05%	(0.15)%	(14)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2019	2018
Allowance for loan and lease losses, beginning of period	$772	$691
Loan and lease losses	(167)	(126)
Recoveries of loans previously charged off	48	60
Net loan and lease losses	(119)	(66)
Provision for loan and lease losses	121	116
Allowance for loan and lease losses, end of period	774	741
Allowance for unfunded loan commitments and letters of credit, beginning of period	$96	$87
Provision for (reduction in) unfunded loan commitments and letters of credit losses	5	6
Allowance for unfunded loan commitments and letters of credit, end of period	101	93
Total allowance for credit losses	$875	$834
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.03%	1.02%
Nonaccrual loans and leases (NALs)	182	197
Nonperforming assets (NPAs)	168	180

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2019	2018
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$52	$20
Commercial real estate:
Construction	(1)	(1)
Commercial	—	(14)
Commercial real estate	(1)	(15)
Total commercial	51	5
Consumer:
Automobile	15	17
Home equity	5	3
Residential mortgage	4	2
RV and marine	5	5
Other consumer	39	34
Total consumer	68	61
Total net charge-offs	$119	$66

	Six Months Ended June 30,
	2019	2018
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.34%	0.14%
Commercial real estate:
Construction	(0.09)	(0.20)
Commercial	—	(0.42)
Commercial real estate	(0.02)	(0.39)
Total commercial	0.27	0.03
Consumer:
Automobile	0.24	0.27
Home equity	0.10	0.06
Residential mortgage	0.08	0.04
RV and marine	0.32	0.38
Other consumer	6.08	6.02
Total consumer	0.36	0.34
Net charge-offs as a % of average loans	0.32%	0.19%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2019	2018
Nonaccrual loans and leases (NALs):
Commercial and industrial	$281	$207
Commercial real estate	17	25
Automobile	4	4
Residential mortgage	62	73
RV and marine	1	1
Home equity	60	68
Other consumer	—	—
Total nonaccrual loans and leases	425	378
Other real estate, net:
Residential	10	23
Commercial	4	5
Total other real estate, net	14	28
Other NPAs (1)	21	6
Total nonperforming assets (3)	$460	$412

Nonaccrual loans and leases as a % of total loans and leases	0.57%	0.52%
NPA ratio (2)	0.61	0.57

	Six Months Ended June 30,
(dollar amounts in millions)	2019	2018
Nonperforming assets, beginning of period	$387	$389
New nonperforming assets	335	254
Returns to accruing status	(49)	(48)
Loan and lease losses	(80)	(53)
Payments	(87)	(117)
Sales and held-for-sale transfers	(46)	(13)
Nonperforming assets, end of period (2)	$460	$412

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2019	2018
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$5	$9
Commercial real estate	—	—
Automobile	7	6
Residential mortgage (excluding loans guaranteed by the U.S. Government)	27	18
RV and marine	1	1
Home equity	15	16
Other consumer	5	4
Total, excl. loans guaranteed by the U.S. Government	60	54
Add: loans guaranteed by U.S. Government	92	78
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$152	$132
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20	0.18
Accruing troubled debt restructured loans:
Commercial and industrial	$245	$314
Commercial real estate	48	65
Automobile	37	32
Home equity	241	258
Residential mortgage	221	221
RV and marine	2	1
Other consumer	10	9
Total accruing troubled debt restructured loans	$804	$900
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$88	$87
Commercial real estate	6	14
Automobile	3	3
Home equity	26	28
Residential mortgage	43	46
RV and marine	1	1
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$167	$179